UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2010

CREDIT ACCEPTANCE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Southfield, Michigan		48034-8339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-353-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on May 18, 2010 at which the shareholders considered the following proposals:

•	Election of five directors to serve until the 2011 Annual Meeting of Shareholders.

•	Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for 2010.

Each of the five director nominees were elected and the selection of Grant Thornton LLP was ratified. The following tables summarize the votes:

Director Nominee	For	Withheld	Non Votes
Donald A. Foss	28,086,306	242,806	1,718,132
Glenda J. Chamberlain	28,291,963	37,149	1,718,132
Brett A. Roberts	28,225,141	103,971	1,718,132
Thomas N. Tryforos	28,284,781	44,331	1,718,132
Scott J. Vassalluzzo	28,307,863	21,249	1,718,132

Auditor Selection	For	Against	Abstain
Grant Thornton LLP	30,043,781	3,422	41

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

May 20, 2010	By:	/s/ Kenneth S. Booth

Name: Kenneth S. Booth
Title: Chief Financial Officer